UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

of the

SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: August 18, 2016

SUNVESTA, INC.

(Exact name of registrant as specified in its charter)

FLORIDA

(State or other jurisdiction of incorporation or organization)

000-28731

98-0211356

(Commission File Number)

(IRS Employer Identification Number)

Hans Rigendinger, Chief Executive Officer

Seestrasse 97, Oberrieden, Switzerland CH-8942

(Address of principal executive offices)

+ 41 43 388 40 60

(Registrant’s telephone number, including area code)

n/a

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR

240.14d-2(b))

□

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR

240.13e-4(c))

______________________________________________________________________________

ITEM 5.02

DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF

DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

_____________________________________________________________________________________

(c)

On August 18, 2016, the Board of Directors of SunVesta, Inc. (“Company”) appointed Hans

Rigendinger as its Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer, on

an interim basis. He also serves as Chief Operating Officer and as a member of the Board of Directors

(“Board”). Mr. Rigendinger is 70 years old. The interim executive appointments are due to the unforeseen onset of a critical health condition that has rendered Mr. Josef Metter incapable of fulfilling his executive duties. The Board expects that Mr. Mettler will return to his former responsibilities on making a full recovery.

Mr. Rigendinger earned a Master’s Degree in Civil Engineering, with an emphasis on supporting structures and foundations at the Swiss Federal Institute of Technology in 1969. Since 1972 he has led his

own engineering firm in the planning and implementation of a variety of commercial projects employing a staff of up to 40 employees. Mr. Rigendinger and his company have been responsible for the planning and implementation of over 300 bridge structures, approximately 500 buildings and a few dozen large industrial plants. He has been involved in several real estate projects that have included commercial,

residential and tourist properties.

Mr. Rigendinger has not entered into any separate employment agreement in connection with his appointment as Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. He

continues to be compensated pursuant to an employment agreement dated December 31, 2012, with the

Company and an employment agreement dated January 17, 2013, with SunVesta AG, a wholly owned subsidiary of the Company, pursuant to which he receives base salaries and is entitled to receive bonuses in addition to certain benefits including per diem allowances, car allowances, housing allowances, and representation allowances. The employment agreement with the Company also provides for a signing bonus payable in Company stock, stock options and an annual retention award. The initial term of the employment agreement expires on December 31, 2015, and can be renewed for two successive one year terms. The Company has elected to renew Mr. Rigendinger’s employment agreement for a one-year term with a further option to renew for an additional year.

Mr. Rigendinger has not entered into any arrangement or understanding with any other persons in connection with his appointment as the Company’s Chief Executive Officer, Chief Financial Officer and

Principal Accounting Officer.

Ms. Rigendinger is not related to any director, executive officer or person nominated or chosen by the

Company to become a director or executive officer.

____________________________________________________________________________________

___________________________________________________________________________________

SIGNATURES

_____________________________________________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SunVesta, Inc.

Date

By: /s/ Hans Rigendinger

August 19, 2016

Name: Hans Rigendinger

Title: Chief Executive Officer and Chief Financial Officer

3